Exhibit 21.1

Jurisdiction of Incorporation
Name	or Formation
1329409 Ontario Inc.	Ontario
2M Investments, L.L.C.	Utah
3368084 Canada Inc.	Canada
635952 Ontario Inc.	Ontario
Acaverde S.A. de C.V.	Mexico
Akron Regional Landfill, Inc.	Delaware
Alabama Waste Disposal Solutions, L.L.C.	Alabama
Alliance Sanitary Landfill, Inc.	Pennsylvania
Alpharetta Transfer Station, LLC	Georgia
American Landfill, Inc.	Ohio
American RRT Fiber Supply, L.P.	Pennsylvania
Anderson Landfill, Inc.	Delaware
Antelope Valley Recycling and Disposal Facility, Inc.	California
Arden Landfill, Inc.	Pennsylvania
Atlantic Waste Disposal, Inc.	Delaware
Automated Salvage Transport Co., L.L.C.	Delaware
Azusa Land Reclamation, Inc.	California
B&B Landfill, Inc.	Delaware
Barre Landfill Gas Associates, L.P.	Delaware
Beecher Development Company	Illinois
Bestan Inc.	Quebec
Big Dipper Enterprises, Inc.	North Dakota
Bio-Energy Partners	Illinois
Bluegrass Containment, L.L.C.	Delaware
Brazoria County Recycling Center, Inc.	Texas
Burnsville Sanitary Landfill, Inc.	Minnesota
C&C Disposal, LLC	Georgia
C.I.D. Landfill, Inc.	New York
CA Newco, L.L.C.	Delaware
Cal Sierra Disposal	California
California Asbestos Monofill, Inc.	California
Canadian Waste Services Holdings Inc.	Ontario
CAP/CRA, L.L.C.	Illinois
Capital Sanitation Company	Nevada
Capitol Disposal, Inc.	Alaska
Carolina Grading, Inc.	South Carolina
Cedar Ridge Landfill, Inc.	Delaware
Central Disposal Systems, Inc.	Iowa
Central Missouri Landfill, Inc.	Missouri
Chadwick Road Landfill, Inc.	Georgia
Chambers Clearview Environmental Landfill, Inc.	Mississippi
Chambers Development Company, Inc.	Delaware
Chambers Development of Ohio, Inc.	Ohio
Chambers of Georgia, Inc.	Delaware
Chambers of Mississippi, Inc.	Mississippi
Chastang Landfill, Inc.	Delaware
Chemical Waste Management of Indiana, L.L.C.	Delaware
Chemical Waste Management of the Northwest, Inc.	Washington
Chemical Waste Management, Inc.	Delaware

Jurisdiction of Incorporation
Name	or Formation
Chesser Island Road Landfill, Inc.	Georgia
City Disposal Systems, Inc.	Delaware
City Environmental Services, Inc. of Waters	Michigan
City Environmental, Inc.	Delaware
City Management Corporation	Michigan
Cleburne Landfill Company Corp.	Alabama
Coast Waste Management, Inc.	California
Connecticut Valley Sanitary Waste Disposal, Inc.	Massachusetts
Conservation Services, Inc.	Colorado
Continental Waste Industries Arizona, Inc.	New Jersey
Coshocton Landfill, Inc.	Ohio
Cougar Landfill, Inc.	Texas
Countryside Landfill, Inc.	Illinois
CR Group, LLC	Utah
Cuyahoga Landfill, Inc.	Delaware
CWM Chemical Services, L.L.C.	Delaware
Dafter Sanitary Landfill, Inc.	Michigan
Dauphin Meadows, Inc.	Pennsylvania
Deep Valley Landfill, Inc.	Delaware
Deer Track Park Landfill, Inc.	Delaware
Del Almo Landfill, L.L.C.	Delaware
Delaware Recyclable Products, Inc.	Delaware
Dickinson Landfill, Inc.	Delaware
Disposal Service, Incorporated	West Virginia
E.C. Waste, Inc.	Puerto Rico
Earthmovers Landfill, L.L.C.	Delaware
East Liverpool Landfill, Inc.	Ohio
Eastern One Land Corporation	Delaware
eCycling Services, L.L.C.	Delaware
El Coqui Landfill Company, Inc.	Puerto Rico
El Coqui Waste Disposal, Inc.	Delaware
ELDA Landfill, Inc.	Delaware
Elk River Landfill, Inc.	Minnesota
Envirofil of Illinois, Inc.	Illinois
Evergreen Landfill, Inc.	Delaware
Evergreen National Indemnity Company	Ohio
Evergreen Recycling and Disposal Facility, Inc.	Delaware
Farmer’s Landfill, Inc.	Missouri
Feather River Disposal, Inc.	California
Fernley Disposal, Inc.	Nevada
G.I. Industries	Utah
GA Landfills, Inc.	Delaware
Gallia Landfill, Inc.	Delaware
Garnet of Maryland, Inc.	Maryland
Gateway Transfer Station, LLC	Georgia
Georgia Waste Systems, Inc.	Georgia
Gestion Des Rebuts D.M.P. Inc.	Quebec
Giordano Recycling, L.L.C.	Delaware
Glen’s Sanitary Landfill, Inc.	Michigan

Jurisdiction of Incorporation
Name	or Formation
Grand Central Sanitary Landfill, Inc.	Pennsylvania
Guadalupe Mines Mutual Water Company	California
Guadalupe Rubbish Disposal Co., Inc.	California
Guam Resource Recovery Partners, L.P.	Delaware
Harris Sanitation, Inc.	Florida
Harwood Landfill, Inc.	Maryland
Hillsboro Landfill Inc.	Oregon
Holyoke Sanitary Landfill, Inc.	Massachusetts
IN Landfills, L.L.C.	Delaware
Jahner Sanitation, Inc.	North Dakota
Jay County Landfill, L.L.C.	Delaware
K and W Landfill Inc.	Michigan
Kahle Landfill, Inc.	Missouri
Keene Road Landfill, Inc.	Florida
Kelly Run Sanitation, Inc.	Pennsylvania
Key Disposal Ltd.	British Columbia
King George Landfill, Inc.	Virginia
Lakeville Recycling, L.P.	Delaware
Land Reclamation Company, Inc.	Delaware
Land South Holdings, LLC	Delaware
Landfill of Pine Ridge, Inc.	Delaware
Landfill Services of Charleston, Inc.	West Virginia
Laurel Highlands Landfill, Inc.	Pennsylvania
LCS Services, Inc.	West Virginia
Liberty Landfill, L.L.C.	Delaware
Liberty Lane West Owners’ Association	New Hampshire
Liquid Waste Management, Inc.	California
Longleaf C&D Disposal Facility, Inc.	Florida
Longmont Landfill, L.L.C.	Delaware
M.S.T.S. Limited Partnership	Illinois
M.S.T.S., Inc.	Delaware
Mahoning Landfill, Inc.	Ohio
Mass Gravel Inc.	Massachusetts
Mc Ginnes Industrial Maintenance Corporation	Texas
McDaniel Landfill, Inc.	North Dakota
McGill Landfill, Inc.	Michigan
Meadowfill Landfill, Inc.	Delaware
Michigan Environs, Inc.	Michigan
Midwest One Land Corporation	Delaware
Modern-Mallard Energy, LLC	Delaware
Modesto Garbage Co., Inc.	California
Moor Refuse, Inc.	California
Mountain Indemnity Insurance Company	Vermont
Mountainview Landfill, Inc. (MD)	Maryland
Mountainview Landfill, Inc. (UT)	Utah
Nassau Landfill, L.L.C.	Delaware
National Guaranty Insurance Company of Vermont	Vermont
New England CR L.L.C.	Delaware
New Milford Landfill, L.L.C.	Delaware

Jurisdiction of Incorporation
Name	or Formation
New Orleans Landfill, L.L.C.	Delaware
NH/VT Energy Recovery Corporation	New Hampshire
North America One Land Company, L.L.C.	Delaware
North Manatee Recycling and Disposal Facility, L.L.C.	Florida
Northwestern Landfill, Inc.	Delaware
Nu-Way Live Oak Reclamation, Inc.	Delaware
Oakridge Landfill, Inc.	South Carolina
Oakwood Landfill, Inc.	South Carolina
Okeechobee Landfill, Inc.	Florida
Ozark Ridge Landfill, Inc.	Arkansas
P & R Environmental Industries, L.L.C.	North Carolina
Pacific Waste Management L.L.C.	Delaware
Palo Alto Sanitation Company	California
Paper Recycling International, L.P.	Delaware
Pappy, Inc.	Maryland
Peltz H.C., LLC	Wisconsin
Pen-Rob, Inc.	Arizona
Penuelas Valley Landfill, Inc.	Puerto Rico
People’s Landfill, Inc.	Delaware
Peterson Demolition, Inc.	Minnesota
Phoenix Resources, Inc.	Pennsylvania
Pine Grove Landfill, Inc. (DE)	Delaware
Pine Grove Landfill, Inc. (PA)	Pennsylvania
Pine Tree Acres, Inc.	Michigan
Plantation Oaks Landfill, Inc.	Delaware
PPP Corporation	Delaware
Prairie Bluff Landfill, Inc.	Delaware
Pulaski Grading, L.L.C.	Delaware
Pullman-Hoffman, Inc.	Ohio
Quail Hollow Landfill, Inc.	Delaware
R & B Landfill, Inc.	Georgia
RAA Colorado, L.L.C.	Colorado
RAA Trucking, LLC	Wisconsin
Rail Cycle North Ltd.	Ontario
RCI Hudson, Inc.	Massachusetts
RE-CY-CO, Inc.	Minnesota
Recycle America Co., L.L.C.	Delaware
Recycle America Holdings, Inc.	Delaware
Redwood Landfill, Inc.	Delaware
Refuse Services, Inc.	Florida
Refuse, Inc.	Nevada
REI Holdings Inc.	Delaware
Reliable Landfill, L.L.C.	Delaware
Remote Landfill Services, Inc.	Tennessee
Reno Disposal Co.	Nevada
Resco Holdings L.L.C.	Delaware
Resource Control Composting, Inc.	Massachusetts
Resource Control, Inc.	Massachusetts
Richland County Landfill, Inc.	South Carolina

Jurisdiction of Incorporation
Name	or Formation
Riegel Ridge, LLC	North Carolina
Riverbend Landfill Co.	Oregon
Rolling Meadows Landfill, Inc.	Delaware
RRT Design & Construction Corp.	Delaware
RRT Empire of Monroe County, Inc.	New York
RTS Landfill, Inc.	Delaware
Rust Engineering & Construction Inc.	Delaware
Rust International Inc.	Delaware
S & S Grading, Inc.	West Virginia
S. V. Farming Corp.	New Jersey
Sanifill de Mexico (US), Inc.	Delaware
Sanifill Power Corporation	Delaware
SC Holdings, Inc.	Pennsylvania
SES Bridgeport L.L.C.	Delaware
Shade Landfill, Inc.	Delaware
Sierra Estrella Landfill, Inc.	Arizona
Southern Alleghenies Landfill, Inc.	Pennsylvania
Southern One Land Corporation	Delaware
Southern Plains Landfill, Inc.	Oklahoma
Southern Waste Services, L.L.C.	Delaware
Spruce Ridge, Inc.	Minnesota
Stony Hollow Landfill, Inc.	Delaware
Storey County Sanitation, Inc.	Nevada
Suburban Landfill, Inc.	Delaware
Texarkana Landfill, L.L.C.	Delaware
The Peltz Group, LLC	Wisconsin
The Waste Management Charitable Foundation	Delaware
The Woodlands of Van Buren, Inc.	Delaware
TNT Sands, Inc.	South Carolina
Trail Ridge Landfill, Inc.	Delaware
Transamerican Waste Central Landfill, Inc.	Delaware
Trash Hunters, Inc.	Mississippi
Tri-County Sanitary Landfill, L.L.C.	Delaware
TX Newco, L.L.C.	Delaware
United Waste Systems Leasing, Inc.	Michigan
United Waste Systems of Gardner, Inc.	Massachusetts
USA South Hills Landfill, Inc.	Pennsylvania
USA Valley Facility, Inc.	Delaware
USA Waste Geneva Landfill, Inc.	Delaware
USA Waste Landfill Operations and Transfer, Inc.	Texas
USA Waste of California, Inc.	Delaware
USA Waste of Pennsylvania, LLC	Delaware
USA Waste of Texas Landfills, Inc.	Delaware
USA Waste of Virginia Landfills, Inc.	Delaware
USA Waste Services of Nevada, Inc.	Nevada
USA Waste Services of NYC, Inc.	Delaware
USA Waste-Management Resources, LLC	New York
USA-Crinc, L.L.C.	Delaware
UWS Barre, Inc.	Massachusetts

Jurisdiction of Incorporation
Name	or Formation
Valley Garbage and Rubbish Company, Inc.	California
Vern’s Refuse Service, Inc.	North Dakota
Vickery Environmental, Inc.	Ohio
Vista Landfill, LLC	Florida
Voyageur Disposal Processing, Inc.	Minnesota
Warner Company	Delaware
Waste Away Group, Inc.	Alabama
Waste Management Arizona Landfills, Inc.	Delaware
Waste Management Buckeye, L.L.C.	Delaware
Waste Management Canadian Finance L.P.	Quebec
Waste Management Collection and Recycling, Inc.	California
Waste Management Disposal Services of Colorado, Inc.	Colorado
Waste Management Disposal Services of Maine, Inc.	Maine
Waste Management Disposal Services of Maryland, Inc.	Maryland
Waste Management Disposal Services of Massachusetts, Inc.	Massachusetts
Waste Management Disposal Services of Oregon, Inc.	Delaware
Waste Management Disposal Services of Pennsylvania, Inc.	Pennsylvania
Waste Management Disposal Services of Virginia, Inc.	Delaware
Waste Management Financing Corporation	Delaware
Waste Management Holdings, Inc.	Delaware
Waste Management Inc. of Florida	Florida
Waste Management Indycoke, L.L.C.	Delaware
Waste Management International, Inc.	Delaware
Waste Management International, Ltd.	Bermuda
Waste Management Municipal Services of California, Inc.	California
Waste Management National Services, Inc.	Delaware
Waste Management New England Environmental Transport, Inc.	Delaware
Waste Management of Alameda County, Inc.	California
Waste Management of Alaska, Inc.	Delaware
Waste Management of Arizona, Inc.	California
Waste Management of Arkansas, Inc.	Delaware
Waste Management of California, Inc.	California
Waste Management of Canada Corporation	Nova Scotia
Waste Management of Carolinas, Inc.	North Carolina
Waste Management of Colorado, Inc.	Colorado
Waste Management of Connecticut, Inc.	Delaware
Waste Management of Delaware, Inc.	Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.	Delaware
Waste Management of Georgia, Inc.	Georgia
Waste Management of Hawaii, Inc.	Delaware
Waste Management of Idaho, Inc.	Idaho
Waste Management of Illinois, Inc.	Delaware
Waste Management of Indiana Holdings One, Inc.	Delaware
Waste Management of Indiana Holdings Two, Inc.	Delaware
Waste Management of Indiana, L.L.C.	Delaware
Waste Management of Iowa, Inc.	Iowa
Waste Management of Kansas, Inc.	Kansas
Waste Management of Kentucky Holdings, Inc.	Delaware
Waste Management of Kentucky, L.L.C.	Delaware

Jurisdiction of Incorporation
Name	or Formation
Waste Management of Leon County, Inc.	Florida
Waste Management of Londonderry, Inc.	Delaware
Waste Management of Louisiana Holdings One, Inc.	Delaware
Waste Management of Louisiana, L.L.C.	Delaware
Waste Management of Maine, Inc.	Maine
Waste Management of Maryland, Inc.	Maryland
Waste Management of Massachusetts, Inc.	Massachusetts
Waste Management of Metro Atlanta, Inc.	Georgia
Waste Management of Michigan, Inc.	Michigan
Waste Management of Minnesota, Inc.	Minnesota
Waste Management of Mississippi, Inc.	Mississippi
Waste Management of Missouri, Inc.	Delaware
Waste Management of Montana, Inc.	Delaware
Waste Management of Nebraska, Inc.	Delaware
Waste Management of Nevada, Inc.	Nevada
Waste Management of New Hampshire, Inc.	Connecticut
Waste Management of New Jersey, Inc.	Delaware
Waste Management of New Mexico, Inc.	New Mexico
Waste Management of New York, L.L.C.	Delaware
Waste Management of North Dakota, Inc.	Delaware
Waste Management of Ohio, Inc.	Ohio
Waste Management of Oklahoma, Inc.	Oklahoma
Waste Management of Oregon, Inc.	Oregon
Waste Management of Pennsylvania Gas Recovery, L.L.C.	Delaware
Waste Management of Pennsylvania, Inc.	Pennsylvania
Waste Management of Plainfield, L.L.C.	Delaware
Waste Management of Rhode Island, Inc.	Delaware
Waste Management of South Carolina, Inc.	South Carolina
Waste Management of South Dakota, Inc.	South Dakota
Waste Management of Texas Holdings, Inc.	Delaware
Waste Management of Texas, Inc.	Texas
Waste Management of Tunica Landfill, Inc.	Mississippi
Waste Management of Utah, Inc.	Utah
Waste Management of Virginia, Inc.	Virginia
Waste Management of Washington, Inc.	Delaware
Waste Management of West Virginia, Inc.	Delaware
Waste Management of Wisconsin, Inc.	Wisconsin
Waste Management of Wyoming, Inc.	Delaware
Waste Management Partners, Inc.	Delaware
Waste Management Plastic Products, Inc.	Delaware
Waste Management Recycle Asia, L.L.C.	Ohio
Waste Management Recycling and Disposal Services of California, Inc.	California
Waste Management Recycling of New Jersey, L.L.C.	Delaware
Waste Management Security, L.L.C.	Delaware
Waste Management Service Center, Inc.	Delaware
Waste Management Technology Center, Inc.	Delaware
Waste Management, Inc. of Tennessee	Tennessee
Waste Resources of Tennessee, Inc.	Tennessee
Waste Services of Kentucky, L.L.C.	Delaware

Jurisdiction of Incorporation
Name	or Formation
Waste to Energy Holdings, Inc.	Delaware
Wastech Inc.	Nevada
WESI Baltimore Inc.	Delaware
WESI Capital Inc.	Delaware
WESI Peekskill Inc.	Delaware
WESI Westchester Inc.	Delaware
Western One Land Corporation	Delaware
Western Waste Industries	California
Western Waste of Texas, L.L.C.	Delaware
Wheelabrator Baltimore L.L.C.	Delaware
Wheelabrator Baltimore, L.P.	Maryland
Wheelabrator Bridgeport, L.P.	Delaware
Wheelabrator Cedar Creek Inc.	Delaware
Wheelabrator Claremont Company, L.P.	Delaware
Wheelabrator Claremont Inc.	Delaware
Wheelabrator Concord Company, L.P.	Delaware
Wheelabrator Concord Inc.	Delaware
Wheelabrator Connecticut Inc.	Delaware
Wheelabrator Culm Services Inc.	Delaware
Wheelabrator Environmental Systems Inc.	Delaware
Wheelabrator Falls Inc.	Delaware
Wheelabrator Frackville Energy Company Inc.	Delaware
Wheelabrator Frackville Properties Inc.	Delaware
Wheelabrator Fuel Services Inc.	Delaware
Wheelabrator Gloucester Company, L.P.	New Jersey
Wheelabrator Gloucester Inc.	Delaware
Wheelabrator Guam Inc.	Delaware
Wheelabrator Hudson Energy Company Inc.	Delaware
Wheelabrator Hudson Falls L.L.C.	Delaware
Wheelabrator Land Resources Inc.	Delaware
Wheelabrator Lassen Inc.	Delaware
Wheelabrator Lisbon Inc.	Delaware
Wheelabrator Martell Inc.	Delaware
Wheelabrator McKay Bay Inc.	Florida
Wheelabrator Millbury Inc.	Delaware
Wheelabrator New Hampshire Inc.	Delaware
Wheelabrator New Jersey Inc.	Delaware
Wheelabrator NHC Inc.	Delaware
Wheelabrator North Andover Inc.	Delaware
Wheelabrator North Broward Inc.	Delaware
Wheelabrator North Shore Inc.	Delaware
Wheelabrator Norwalk Energy Company Inc.	Delaware
Wheelabrator Penacook Inc.	Delaware
Wheelabrator Pinellas Inc.	Delaware
Wheelabrator Putnam Inc.	Delaware
Wheelabrator Ridge Energy Inc.	Delaware
Wheelabrator Saugus Inc.	Delaware
Wheelabrator Saugus, J.V.	Massachusetts
Wheelabrator Shasta Energy Company Inc.	Delaware

Jurisdiction of Incorporation
Name	or Formation
Wheelabrator Sherman Energy Company, G.P.	Maine
Wheelabrator Sherman Station L.L.C.	Delaware
Wheelabrator Sherman Station One Inc.	Delaware
Wheelabrator South Broward Inc.	Delaware
Wheelabrator Spokane Inc.	Delaware
Wheelabrator Technologies Inc.	Delaware
Wheelabrator Technologies International Inc.	Delaware
Wheelabrator Westchester, L.P.	Delaware
White Lake Landfill, Inc.	Michigan
Williams Landfill, L.L.C.	Delaware
Willow Oak Landfill, LLC	Georgia
WM Arizona Operations, L.L.C.	Delaware
WM Emergency Employee Support Fund, Inc.	Delaware
WM Energy Solutions, Inc.	Delaware
WM Green Squad, LLC	Delaware
WM GTL, Inc.	Delaware
WM GTL, LLC	Delaware
WM Healthcare Solutions, Inc.	Delaware
WM Illinois Renewable Energy, L.L.C.	Delaware
WM International Holdings, Inc.	Delaware
WM LampTracker, Inc.	Delaware
WM Landfills of Ohio, Inc.	Delaware
WM Landfills of Tennessee, Inc.	Delaware
WM Leasing of Arizona, L.L.C.	Delaware
WM Leasing of Texas, L.P.	Delaware
WM Middle Tennessee Environmental Center, L.L.C.	Delaware
WM of Texas, L.L.C.	Delaware
WM Organic Growth, Inc.	Delaware
WM Pack-Rat of California, LLC	Delaware
WM Pack-Rat of Illinois, LLC	Delaware
WM Pack-Rat of Maryland, LLC	Delaware
WM Pack-Rat of Massachusetts, LLC	Delaware
WM Pack-Rat of Rhode Island, LLC	Delaware
WM Pack-Rat, LLC	Delaware
WM Partnership Holdings, Inc.	Delaware
WM Quebec Inc.	Canada
WM RA Canada Inc.	Ontario
WM Recycle America, L.L.C.	Delaware
WM Renewable Energy, L.L.C.	Delaware
WM Resources, Inc.	Pennsylvania
WM Safety Services, L.L.C.	Delaware
WM Security Services, Inc.	Delaware
WM Services SA	Argentina
WM Storage, Inc.	Delaware
WM Tontitown Landfill, LLC	Arkansas
WM Trash Monitor Plus, L.L.C.	Delaware
WMI Medical Services of Indiana, Inc.	Indiana
WMI Mexico Holdings, Inc.	Delaware
WMNA Container Recycling, L.L.C.	Delaware

Jurisdiction of Incorporation
Name	or Formation
WMSALSA, Inc.	Texas
WMST Illinois, L.L.C.	Illinois
WTI Air Pollution Control Inc.	Delaware
WTI Financial L.L.C.	Delaware
WTI International Holdings Inc.	Delaware
WTI Rust Holdings Inc.	Delaware